Greatbatch®

JP Morgan Conference

January 15, 2015

Forward-Looking Statement

Some of the statements made in the presentation whether written or oral may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of Securities Exchange Act of 1934, as amended, and involve a number of risks and uncertainties. These statements can be identified by terminology such as "may," "will," "should," "could," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are based on the company's current expectations. The company's actual results could differ materially from those stated or implied in such forward-looking statements. The company assumes no obligations to update forward-looking information, including information in this presentation, to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects.

Greatbatch Team

Thomas J. Hook
President & CEO

Michael Dinkins
Executive Vice President & CFO

Betsy Cowell
Vice President Finance & Treasurer

Agenda

- Value Proposition
- Strategic Initiatives
- Financials

Our Value Proposition

Organic Growth

- Combination of intellectual property, world-class operations and sales expertise leading to long-term agreements with blue chip customers
- Successfully leverage our Cardiac technology to the Neuromodulation market with complete systems and components
- Over 40 years of history in the medical device space

Margin Expansion

- Leveraging global operations footprint to improve our cost competitiveness while always ensuring we meet the highest quality standards

Targeted Acquisitions

- Enhance our top line and bottom line growth trajectory, expand our pipeline of technologies and improve our ROIC

Strategic Initiatives

Our Strategic Initiatives

Organic Growth

- Positioned as a leading developer and manufacturer in Neuromodulation

Greatbatch

A Leading Developer and Manufacturer in Neuromodulation

Early stage innovation

- Equity investments
- Research
- Prototyping
- Component manufacturing for clinical trials

NeuroNexus

CCC medical devices

GB Ventures

Medical device components

- Leads
- Batteries
- Feed throughs
- FDA Experience
- Quality Systems



Medical device systems

- Platform system reduces time and risk to market
- Other Neuromodulation indications



Neuromodulation Platform for Today and Tomorrow

$2.9B Market 6%-8% Growth

Established

Deep Brain Stimulation: - $490M:
Parkinson's Disease, Dystonia, Essential Tremor, Epilepsy, Obsessive Compulsive Disorder

Vagus Nerve Stimulation: - $280M:
Depression, Epilepsy

Spinal Cord Stimulation: $1,500M:
Pain

Sacral Nerve Stimulation: $475M:
Urinary Incontinence, Fecal Incontinence

Percutaneous Tibial Nerve Stimulation:
Urinary Incontinence



Emerging

Deep Brain Stimulation: Obesity, Stroke Recovery, Depression, Alzheimer's

Carotid Artery, Cardiac Stimulation: Hypertension, **Heart Failure**

Hypoglossal and Phrenic Nerve Stimulation: Sleep Apnea (Central and Obstructive)

Peripheral Nerve Stimulation: Migraines, **Extremity Pain**

Vagal Nerve Stimulation: Heart Failure, Rheumatoid Arthritis, **Tinnitus**

Spinal Cord Stimulation: Angina, **Pain,** Heart Failure

Gastric Stimulation: Obesity, GERD, Diabetes

Greatbatch

Our Strategic Initiatives

Organic Growth

- Positioned as a leading developer and manufacturer in Neuromodulation
- **Sustainable and growing patent portfolio**

Sustainable and Growing Patent Portfolio



1800
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0
1,443 Patents
545 Patents
116 Patents
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
US
OUS
Worldwide

Med Device Patents
Issued 197
Pending 267

465 *(255 US)*
Patents Pending

Greatbatch

Our Strategic Initiatives

Organic Growth

- Positioned as a leading developer and manufacturer in Neuromodulation
- Sustainable and growing patent portfolio
- **Execute opportunities in our core markets**

Greatbatch

Organic Growth

- We participate in large and growing markets
- We compete through technology, speed to market, quality, and service
- ~ 70% of our core product lines are secured by long term agreements
- Strong pipeline of new products impacting 2016 and beyond

Cardiac/Neuromodulation - $1.5B Opportunity

Market Revenue and Future Opportunities

Amounts in millions	2012 A	2013 A	2014 E
Revenue	$307	$325	$322
Growth	1%	6%	-1%

- Cardiac procedural market growing 1% - 2%
- Neuromodulation market growing 6% - 8%
- Cochlear market growing 10%

Greatbatch Sustainable Advantages

- Strong and expanding customer relationships
- Secured by long term agreements (LTA's)
- Sustainable and growing patent portfolio
- Innovative product offerings (+20 programs)


Battery
Feedthrough
Enclosure
Coated
Electrode

Greatbatch

Orthopaedics - $3B Opportunity

Market Revenue and Future Opportunities

Amounts in millions	2012 A	2013 A	2014 E
Revenue	$107*	$130	$147
Growth**	-13%	20%	13%

- Outsourced manufacturing spend growing 7% - 8%
- Strong unit growth partially offset by end market pricing pressures

Greatbatch Sustainable Advantages

- Strong and expanding customer relationships
- Secured by long term agreements (LTA's)
- Sustainable and growing patent portfolio
- Cutting bone preparation technologies



Implant



Reamer



Delivery System

Greatbatch

* Net of divestiture of non-core products **Organic Constant Currency Growth

Vascular - $1.1B Opportunity

Market Revenue and Future Opportunities

Amounts in millions	2012 A	2013 A	2014 E
Revenue	$52	$48	$59
Growth	15%	-7%	21%

- Peripheral vascular growing 6-8%
- Interventional growing 4%
- Electrophysiology & Neurovascular growing 10%
- Introducer growing 2-6%



Steerable Sheath



Introducer

Greatbatch Sustainable Advantages

- Expanding customer relationships
- Specialized manufacturing know-how
- Innovative product offerings

Portable Medical - $1B Opportunity

Market Revenue and Future Opportunities

Amounts in millions	2012 A	2013 A	2014 E
Revenue	$82	$79	$69
Growth	NA	-4%	-12%

O2 concentrators	7%	LVAD	12%
Surgical tools	5%	Ultrasound	8%
Ventilators	4%	Defibrillators	9%
Patient monitors	4%		



Integrated Power Supplies

Greatbatch Turnaround Plan

- Focus on innovative proprietary powers solutions
  - Wireless charging and power
  - Miniaturization … Batteries and power cells
  - Value added assembly capabilities
- New Product Introductions – 25 active projects
- Leveraging our global footprint to improve overall competitiveness



Battery Packs

Greatbatch

Our Strategic Initiatives

Organic Growth

- Positioned as a leading developer and manufacturer in Neuromodulation
- Sustainable and growing patent portfolio
- Execute opportunities in our core markets

Margin Expansion

- **Sustain excellence in customer service across manufacturing and shared services operations**
- **Continued investment in capabilities, capacity and technology**

Margin and ROIC Expansion

- Culture of continuously identifying programs and processes to deliver competitive cost positions
- Unparalleled product quality
- Experienced technology organization with deep and broad knowledge of power solutions
- Excellence in customer service

	2011	2012	2013	2014E
Adj. Operating Income as a % of Sales	11.9%	11.4%	12.5%	>13%
ROIC	6.8%	7.2%	7.9%	TBD

Our Strategic Initiatives

Organic Growth

- Positioned as a leading developer and manufacturer in Neuromodulation
- Sustainable and growing patent portfolio
- Execute opportunities in our core markets

Margin Expansion

- Sustain excellence in customer service across manufacturing and shared services operations
- Continued investment in capabilities, capacity and technology

Targeted Acquisitions

- **Focus on proprietary technology to enhance ROIC**
- **Drive expansion in core markets to enhance ROIC**

Targeted Acquisitions

Objective:

Identify and close targeted acquisitions to enhance top line and bottom line growth trajectory and expand pipeline technologies


$60M
Cash
$300 M
Unused
Borrowing
Capacity
$200 M
Available
Accordion

$500 M

Line of Credit Expires 2018

Criteria:

- Drive expansion in core markets
- Enter adjacent growth markets
- Focus on proprietary technology
- Can be tightly integrated into the operating base
- Enhance ROIC performance

Greatbatch

Financials

2014 Year in Review

Accomplishments:

- Greatbatch capabilities foster deeper customer relationships
- Double digit organic growth in Orthopaedics and Vascular product lines
- Operating margin expected to increase approximately 50-60 bps
- Improving ROIC
- 134 new patents issued and 105 patent applications filed
- Strategic acquisition of CCC Medical Devices
- Algovita continues on path for first half 2015 FDA approval
- Strong balance sheet

Challenges:

- Inventory reduction initiatives by our Cardiac and Neuro customers
- End of life products
- Under performance of portable medical product line due to competitive pressures

Financial Guidance

Assumptions

- Expect FDA approval of Algovita first half
- We continue to evaluate commercialization options and therefore our guidance does not reflect the commercialization of Algovita

Organic Growth

- Cardiac and Neuro guidance reflects the expectation that our customers will have continued success in reducing their inventory levels and the carry over impact of two end of life products

Margin Expansion

- The upside for our plant rationalization will begin in 2016
- 2015 expansion driven by continuous improvement projects and focused R&D spend

Targeted Acquisitions

- Healthy pipeline of potential accretive deals
- Our guidance does not include the impact of acquisitions

2015 Guidance

(In millions, except for EPS amounts)	2014E(1)	2015 Guidance	Change
Sales	**~$688**	**$715 – $730**	**4 – 6%**
Adjusted:			
Operating Margin	>13%	13.7% - 14.0%	30 – 50 bps
Diluted EPS(2)	**~$2.38**	**$2.55 – $2.70**	**~2X Sales Growth**
Operating Cash Flows(2)	TBD	TBD	TBD%
Capex	~$25	$35 – $45	40 – 80%
ROIC %	TBD	TBD	TBD bps
Tax rate (GAAP)	28%	27.5%	50 – 70 bps
Other operating expense	$16	$22	38%
Share count	25.9	26.5	2%

1) Estimated results subject to change
2) See appendix

Greatbatch

VALUATION: Our Strategic Initiatives and Execution are Delivering Shareholder Value

Strategic Initiatives

- Organic Growth
- Targeted Acquisitions
- Margin Expansion

Market Cap* ($MM)	2014E P/E**	2015E P/E	2014E EV/EBITDA**	2015E EV/EBITDA	2014E EV/Sales**	2015E EV/Sales
$1.23B	25.6	20.9	11.1	10.5	2.0	1.9

- Guidance will be updated for Algovita commercialization

* December 31, 2014
** LTM as of October 3, 2014

Greatbatch

Appendix

2015 Guidance EPS Reconciliation

	2014E[(1)]	2015 Guidance
GAAP Diluted EPS	~$2.07	$1.95 - $2.10
Adjustments:		
Other Operating Expense[(2)]	~$0.42	$0.54
R&D Tax Credits and Other Items[(2)]	~($0.11)	$0.06[(3)]
Adjusted Diluted EPS	~$2.38	$2.55 - $2.70

1) Estimated and subject to change
2) Refer to the company's previously filed 10-Q for further descriptions on the type of items included
3) R&D tax credit not enacted for 2015

Greatbatch

Greatbatch Today


USA
Mexico


Uruguay
Europe

- NYSE: GB
- $700 Million Diversified Revenue Base
- Over 3,800 Associates
- 1,500 Patents and Patents Pending

Greatbatch Medical

QiG group

Office and Manufacturing locations

Greatbatch

Greatbatch Today



REVENUE GROWTH & DIVERSIFICATION*
(Dollars in millions)
13% CAGR
$200
$687 -$689
% of Sales
Energy, Environmental & Military 14%
Cardiac and Neuromodulation 86%
% of Sales
Portable Medical 10%
Energy, Environmental & Military 12%
Orthopaedics 21%
Vascular 9%
Cardiac and Neuromodulation 48%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E

Greatbatch

Contact Information

Betsy Cowell
Vice President Finance & Treasurer

Greatbatch
2595 Dallas Parkway
Suite 310
Frisco, Texas 75034
214 618 4982
ecowell@greatbatch.com
www.greatbatch.com